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                                           497(e) File Nos. 33-5819 and 811-5034

                        SUPPLEMENT DATED OCTOBER 29, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997

                                       FOR

                     LANDMARK NATIONAL TAX FREE INCOME FUND
                     LANDMARK NEW YORK TAX FREE INCOME FUND

The third paragraph appearing in the "Management - Investment Adviser" section on page 17 of the Prospectus is replaced with the following:

  John C. Mooney, a Vice President of Citibank, has managed the Funds since June 1997. Mr. Mooney is a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. Prior to joining Citibank in 1997, Mr. Mooney served as a tax-exempt portfolio manager at SunAmerica for over three years and also served as a tax-exempt portfolio manager at First Investors for three years. His prior experience also includes positions at Alliance Capital Management L.P. and The Boston Company.

Currently, Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund operate on a stand-alone basis; that is, each Fund invests directly in investment securities. Landmark National Tax Free Income Fund has the ability to convert to a two-tier, master/feeder structure whereby the Fund would invest all of its investable assets in a single investment company. Landmark New York Tax Free Income Fund has not had the ability to use the master/feeder structure. At a meeting held on October 24, 1997, shareholders of these Funds approved an amendment to the Funds' Declaration of Trust and fundamental investment restrictions to allow these Funds to invest in one or more investment companies. Shareholders also approved new Management Agreements with Citibank and new Rule 12b-1 Service Plans for the Funds. The new Management Agreements and new Service Plans will become effective as of January 1, 1998.

Under the new Management Agreements, Citibank will be responsible for the overall management of each Fund's business affairs, and will provide investment advisory as well as administrative services to the Funds. Upon effectiveness of the new Management Agreements, each Fund's existing advisory and administrative services agreements will be terminated.

Under the new Management Agreements, each of the Funds will pay Citibank management fees equal on an annual basis to 0.75% of the Fund's average daily net assets. Advisory and administrative services fees currently payable by the National Tax Free Income Fund equal 0.80% of the Fund's average daily net assets on an annual basis and by the New York Tax Free Income Fund equal 0.65% of the Fund's average daily net assets on an annual basis.

Under the Funds' existing Rule 12b-1 Distribution Plans, the National Tax Free Income Fund may pay its distributor a monthly distribution fee at an annual rate not to exceed 0.05% and a monthly service fee at an annual rate not to exceed 0.25%, of the Fund's average daily net assets, and the New York Tax Free Income Fund may pay its distributor a monthly distribution fee at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The existing Distribution Plans also permit the Funds to pay the distributor an additional fee (not to exceed on an annual basis 0.05% of average daily net assets) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Fund shares. Under the new Service Plans, the Funds may pay monthly fees in an amount not to exceed 0.25% per annum of the Funds' average daily net assets for both distribution and service matters. Upon effectiveness of the new Service Plans, the existing Distribution Plans will be terminated.

It is not expected that the Funds' total expense ratios will increase after the new Management Agreements and new Service Plans become effective.